EXHIBIT 10 (c)(1)                                            April 3, 2001

ACTUARIAL OPINION

This opinion is furnished in connection with the filing of Post-Effective Amendment No. 7 to Registration Statement No. 333-02581 on Form S-6 ("Registration Statement"), by the Glenbrook Life Variable Life Separate Account A (the "Separate Account") and Glenbrook Life and Annuity Company ("Glenbrook Life") covering an indefinite amount of interests under certain modified single premium variable life insurance policies (the "Policies") offered by Glenbrook Life in each state where they have been approved by the appropriate state insurance authorities. Premiums received under the Policies may be allocated by Glenbrook Life to the Separate Account as described in the Prospectus included in the Registration Statement.

As a Senior Actuary and Director with the Allstate Financial Group, I have reviewed the Policy forms and I am familiar with the Registration Statement and exhibits thereto. It is my opinion that the illustrations of death benefits, policy values, and surrender values in Exhibit 11 included in the Registration Statement, based on the assumptions stated in the illustrations, are consistent with the Policy provisions. The Policy rate structure has not been designed to make the relationship between premiums and benefits, as shown in the illustrations, appear more favorable to prospective 45-, 55-, and 65-year-old insureds than to insureds at other ages. The standard rate class has a more favorable rate structure than the special rate class. Female rate classes generally have a more favorable guaranteed maximum rate structure than male rate classes.

The current and guaranteed monthly mortality rates used in the illustrations have not been designed so as to make the relationship between current and guaranteed rates more favorable for the ages and sexes illustrated than for male and female insureds at other ages. The standard rate class has lower monthly mortality rates than the special rate class. Female rate classes generally have a more favorable guaranteed maximum rate structure than male rate classes.

I hereby consent to the use of this opinion as an Exhibit to the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dean Way

                                                     Dean Way, FSA, MAAA
                                                     Actuary



EXHIBIT 10(c)(2)                                             April 3, 2001

ACTUARIAL OPINION

This opinion is furnished in connection with the filing of Post-Effective Amendment No. 7 to Registration Statement No. 333-02581 on Form S-6 ("Registration Statement"), by the Glenbrook Life Variable Life Separate Account A (the "Separate Account") and Glenbrook Life and Annuity Company ("Glenbrook Life") covering an indefinite amount of interests under certain modified single premium variable life insurance policies (the "Policies") offered by Glenbrook Life in each state where they have been approved by the appropriate state insurance authorities. Premiums received under the Policies may be allocated by Glenbrook Life to the Separate Account as described in the Prospectus included in the Registration Statement.

As an Actuary with the Allstate Life Companies, I have reviewed the Policy forms and I am familiar with the Registration Statement and exhibits thereto. It is my opinion that the illustrations of death benefits, policy values, and surrender values in Exhibit 11 included in the Registration Statement, based on the assumptions stated in the illustrations, are consistent with the Policy provisions. The Policy rate structure has not been designed to make the relationship between premiums and benefits, as shown in the illustrations, appear more favorable to prospective 45-, 55-, and 65-year-old insureds than to insureds at other ages. The standard rate class has a more favorable rate structure than the special rate class. Female rate classes generally have a more favorable guaranteed maximum rate structure than male rate classes.

The current and guaranteed monthly mortality rates used in the illustrations have not been designed so as to make the relationship between current and guaranteed rates more favorable for the ages and sexes illustrated than for male and female insureds at other ages. The standard rate class has lower monthly mortality rates than the special rate class. Female rate classes generally have a more favorable guaranteed maximum rate structure than male rate classes.

I hereby consent to the use of this opinion as an Exhibit to the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dean Way

                                                     Dean Way, FSA, MAAA
                                                     Actuary